THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF
         HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
        AMENDED, OR REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF
         ANY STATE OR OTHER JURISDICTION AND MAY NOT BE SOLD, PLEDGED,
         TRANSFERRED OR OTHERWISE ASSIGNED IN VIOLATION OF SUCH ACT AND
                    LAWS OR THE PROVISIONS OF THIS WARRANT.

        THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF
        ARE SUBJECT TO ADDITIONAL AGREEMENTS SET FORTH IN A REGISTRATION
       RIGHTS AGREEMENT, BY AND AMONG THE PARTIES THERETO. COPIES OF SUCH
        AGREEMENTS MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S
                   PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE.

                                   WARRANT A-2

                              To Purchase Shares of

                           Baseline Oil and Gas Corp.

      THIS CERTIFIES THAT, for value received, D.B. Zwirn Special Opportunities Fund, L.P., a Delaware limited partnership, ("Lender") or its registered and permitted assigns, is entitled, at any time and from time to time prior to the Expiration Date (as hereinafter defined), to purchase from Baseline Oil and Gas Corp., a Nevada corporation (the "Company"), an aggregate of ONE MILLION SIX HUNDRED THOUSAND (1,600,000) shares ("Warrant Grant") of common stock, par value $0.001 per share, of the Company (the "Shares"), in whole or in part, at a purchase price of $0.50 per Share (the "Exercise Price"), all on the terms and conditions and pursuant to the provisions hereinafter set forth.

1. DEFINITIONS. As used in this Warrant, the following terms have the respective meanings set forth below:

      "Additional Shares" means all Shares issued by the Company after the Closing Date, other than Permitted Shares.

      "Affiliate" of, or a Person "Affiliated" with, a specified Person means any other Person directly or indirectly controlling, controlled by, or under common control with, that Person or any other Related Fund. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power (i) to vote 5% or more of the securities having ordinary voting power for the election of directors of such Person, or (ii) to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

      "Board" means the Board of Directors of the Company.

      "Business Day" means any day that is not a Saturday, Sunday or other day when banks are required or permitted to be closed in the State of Texas.

      "Closing Date" means April __, 2007.

      "Commission" means the U.S. Securities and Exchange Commission.

      "Company" has the meaning set forth in the opening paragraph of this Warrant.

      "Conversion Right" has the meaning set forth in Section 2.3 of this Warrant.

      "Conversion Shares" has the meaning set forth in Section 2.3 of this Warrant.

      "Convertible Securities" means any security convertible into Shares.

      "Current Market Price" means, in respect of any Share on any date herein specified, the Current Market Value per Share as at such date, or if there shall then be a public market for the Shares, the average of the daily market prices for the 30 consecutive Business Days commencing 45 days before such date or, at the time of an initial public offering of the Company's Shares, the initial public offering price. The daily market price for each such Business Day shall be (i) the last sale price on such date on the principal securities exchange on which the Shares are then listed or admitted to trading, (ii) if no sale takes place on such day on any such exchange, the average of the last reported closing bid and asked prices on such day as officially quoted on any such exchange,
(iii) if the Shares are not then listed or admitted to trading on any stock exchange, the average of the last reported closing bid and asked prices on such day in the over-the-counter market, as furnished by the National Association of Securities Dealers Automatic Quotation System or the National Quotation Bureau, Inc., (iv) if neither such entity at the time is engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business, or (v) if there is no such firm, as furnished by any member of the NASD selected mutually by the Majority Holders and the Company or, if they cannot agree upon such selection, as selected by two such members of the NASD, one of which shall be selected by the Majority Holders and one of which shall be selected by the Company.

      "Current Market Value" means, in respect of any Share on any date herein specified, the current fair market value of each such Share determined without giving effect to the discount for a minority interest as of the last day of the most recent fiscal month to end within 60 days prior to such date specified, based on the equity value of the Company, as determined in good faith by an Independent Financial Expert, divided by the number of Fully Diluted Outstanding Shares. If the Independent Financial Expert selected by the Company is not acceptable to the Majority Holders and the Company and the Majority Holders cannot agree on a mutually acceptable Independent Financial Expert, then the Majority Holders and the Company shall each choose one Independent Financial Expert, and the respective chosen Independent Financial Experts shall agree on another Independent Financial Expert that shall make the determination. The Company shall retain, at its sole cost, such Independent Financial Experts as may be necessary for determining Current Market Value required by the terms of this Warrant. Notwithstanding the foregoing, if the Current Market Value is to be determined as a result of or in connection with a cash transaction for the sale or purchase of Shares with a non-Affiliate third party as a result of the exercise of "drag along" or "tag along" rights, then the Current Market Value shall be the value of the Shares in such transaction.

      "Default" has the meaning ascribed to such term in the Credit Agreement.

      "Credit Agreement" means the Credit Agreement of the Company dated April __, 2007, as amended to date.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      "Exercise Price" has the meaning set forth in the opening paragraph of this Warrant and as adjusted as provided herein.

      "Expiration Date" means the seventh anniversary of the Closing Date.

      "Fiscal Quarter" means a fiscal quarter of any Fiscal Year.

      "Fiscal Year" means the fiscal year of Company and its Subsidiaries ending on December 31 of each calendar year.

      "Fully Diluted Outstanding Shares" means at any date when the number of Shares is to be determined, the total number of Shares outstanding at such date plus any unexercised Warrant Shares outstanding on such date, plus the number of Shares convertible from any other options or warrants to purchase, or securities convertible into, Shares outstanding on such date.

      "GAAP" means generally accepted accounting principles in the United States of America as from time to time in effect.

      "Holder" means the Person in whose name the Warrant set forth herein is registered on the books of the Company maintained for such purpose.

      "Independent Financial Expert" means an investment banking firm of nationally recognized standing mutually chosen by the Company and the Majority Holders or otherwise selected pursuant to the procedures specified under "Current Market Value" above.

      "Majority Holders" means holders of Warrants exercisable for in excess of 50% of the aggregate number of Shares then purchasable upon exercise of all Warrants, whether or not then exercisable.

      "NASD" means the National Association of Securities Dealers, Inc., or any successor corporation thereto.

      "Option" means rights, options or warrants to subscribe for, purchase or otherwise acquire Shares, Convertible Securities or other membership interests in the Company.

      "Other Property" has the meaning set forth in Section 4.8.

      "Permitted Shares" means (i) Warrant Shares, (ii) Shares issued or issuable on conversion or exercise of Convertible Securities or options or warrants outstanding on the Closing Date, and (iii) all warrants issued concurrently herewith issued by the Company to _______ and dated as of April __, 2007.

      "Person" shall mean any individual, corporation, general partnership, limited partnership, limited liability partnership, joint venture, association, joint-stock company, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof.

      "Privilege Waiver" shall mean, as reasonably determined by Company counsel and communicated by such counsel to the relevant Holders or Board Observers, as applicable, the waiver of any attorney-client privilege (or similar doctrine, including work product doctrine), the waiver of which the Board of Directors determines in good faith is not in the Company's interest.

      "Related Funds" means, with respect to any Person that is an investment fund, any other investment fund that invests in commercial loans and that is managed or advised by the same investment advisor as such Person or by an Affiliate of such investment advisor. With respect to Lender or any Affiliate, Related Fund shall also include any special purpose vehicles purchasing or acquiring security interests in collateralized loan obligations or any other vehicle through which such Person may leverage its investments from time to time.

      "Rights" means any restricted stock, restricted stock unit, option, warrant, convertible security or any other right to acquire Shares.

      "SEC" means the Securities and Exchange Commission.

      "Securities Act" means the Securities Act of 1933, as amended.

      "Shares" has the meaning set forth in the recitals.

      "Subsidiary" means any corporation, association, trust, limited liability company, partnership, joint venture or other business association or entity (i) at least 50% of the Outstanding voting securities of which are at the time owned or controlled, directly or indirectly, by the Company; or (ii) with respect to which the Company possesses, directly or indirectly, the power to direct or cause the direction of the affairs or management of such Person.

      "Transfer" means any disposition of any Warrant or Warrant Shares or of any interest in either thereof, which would constitute a sale thereof within the meaning of the Securities Act.

      "Warrant Price" means an amount equal to (i) the number of Shares being purchased upon any exercise of this Warrant pursuant to Section 2.1, multiplied by (ii) the Exercise Price as adjusted pursuant to the terms of this Warrant as of the date of such exercise.

      "Warrant Shares" means the Shares purchased by Holders of the Warrants upon the exercise thereof.

      "Warrants" means this Warrant and all warrants issued upon transfer, division or combination of, or in substitution for, any thereof; provided that all Warrants shall at all times be identical as to terms and conditions and date, except as to the number of Shares for which they may be exercised.

2.    EXERCISE OF WARRANT

      2.1 General. From time to time after the date hereof and until 5:00 p.m., Houston, Texas time, on the Expiration Date, Holder may exercise this Warrant, on any Business Day, for all or any part of the number of Shares purchasable hereunder.

      2.2 Cash Exercise. Holder may exercise this Warrant, in whole or in part, by delivering to the Company at the Company's principal offices at 11811 North Freeway, Suite 200, Houston, Texas 77060 or at such other office or agency designated by the Company pursuant to Section 12 the following: (i) a written notice of Holder's election to exercise this Warrant specifying the number of Shares to be purchased, (ii) payment of the Warrant Price and (iii) this Warrant. Holder's exercise notice shall be substantially in the form of the subscription form appearing at the end of this Warrant as Exhibit A, duly executed by Holder or its agent or attorney. Upon receipt thereof, the Company shall, as promptly as practicable, and in any event within five (5) Business Days thereafter, execute or cause to be executed and deliver or cause to be delivered to Holder a certificate or certificates reflecting Holder's ownership of the aggregate number of Shares issuable upon such exercise, together with cash in lieu of any fraction of a Share, as hereinafter provided in Section 2.4. The Share certificate or certificates so delivered shall be in such denomination or denominations as such Holder shall request in the notice and shall be registered in the name of Holder or, subject to any restrictions on transfer, such other name as shall be designated in the notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other Person so designated to be named therein (provided that evidence reasonably satisfactory to the Company has been provided that the transfer of such Shares to such Person does not violate any transfer restrictions applicable to the Warrant or the Warrant Shares) shall be deemed to have become a holder of record of such Shares for all purposes, as of the date the notice, together with the cash or check or checks and this Warrant, is received by the Company as described above and all taxes required to be paid by Holder, if any, pursuant to Section 2.4 prior to the issuance of such Shares have been paid. If this Warrant has been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of Holder, appropriate notation may be made on this Warrant and the same returned to Holder. Payment of the Warrant Price shall be made at the option of Holder by certified or official bank check or by wire transfer.

      2.3   Cashless Exercise.

      (a) In lieu of the payment of the Warrant Price, the Holder shall have the right (but not the obligation), to require the Company to convert this Warrant, in whole or in part, into Shares (the "Conversion Right") as provided for in this Section 2.3. Upon exercise of the Conversion Right, the Company shall deliver to the Holder (without payment by the Holder of any of the Warrant Price) that number of Shares (the "Conversion Shares") equal to the quotient obtained by dividing (x) the value of this Warrant (or portion thereof as to which the Conversion Right is being exercised if the Conversion Right is being exercised in part) at the time the Conversion Right is exercised (determined by subtracting the aggregate Warrant Price of the Warrant Shares as to which the Conversion Right is being exercised in effect immediately prior to the exercise of the Conversion Right from the aggregate Current Market Price of the Warrant Shares as to which the Conversion Right is being exercised immediately prior to the exercise of the Conversion Right) by (y) the Current Market Price of one Share immediately prior to the exercise of the Conversion Right.

      (b) The Conversion Rights provided under this Section 2.3 may be exercised in whole or in part and at any time and from time to time while any Warrant Shares remain outstanding. In order to exercise the Conversion Right, the Holder shall surrender to the Company, at its offices, this Warrant with Holder's exercise notice substantially in the form of the subscription form appearing at the end of this Warrant as Exhibit A, duly executed by Holder along with a written statement providing that such exercise is in accordance with this
Section 2.3. The presentation and surrender of such notice and this Warrant shall be deemed a waiver of the Holder's obligation to pay all or any portion of the aggregate purchase price payable for the Warrant Shares as to which such Conversion Right is being exercised. This Warrant (or so much thereof as shall have been surrendered for conversion) shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Warrant for conversion in accordance with the foregoing provisions.

      2.4 Payment of Taxes. When the Warrant Price is paid to the Company, all such Warrant Shares shall be validly issued, fully paid and nonassessable and without any preemptive rights. The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issue or delivery thereof, unless such tax or charge is imposed by law upon Holder, in which case, Holder shall pay such taxes or charges. The Company shall not be required to pay any tax or other charge imposed in connection with any transfer involved in the issue or delivery of any certificate for Shares issuable upon exercise of this Warrant in any name other than that of Holder, and in such case, the Company shall not be required to register such Shares in any name other than Holder until such tax or other charge has been paid or it has been established to the reasonable satisfaction of the Company that no such tax or other charge is due.

      2.5 Fractional Shares. The Company shall not be required to issue a fractional Share upon the exercise of this Warrant. As to any fraction of a Share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Current Market Price per Share of such Share on the date of exercise.

3.    TRANSFER, DIVISION AND COMBINATION

      3.1 Transfer. Transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company referred to in Section 2.2 or the office or agency designated by the Company pursuant to Section 12, together with (i) a written assignment of this Warrant substantially in the form of Exhibit B hereto duly executed by Holder or its agent or attorney and (ii) evidence reasonably satisfactory to the Company that the transfer of the Warrant to such person does not violate any transfer restrictions applicable to the Warrant. Upon such surrender the Company shall execute and deliver a new Warrant or Warrants substantially in the form hereof in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Such Warrant, if properly assigned in compliance with any restrictions on transfer and properly registered on the books of the Company, may be exercised by a new Holder for the purchase of Shares without having a new Warrant issued.

      3.2 Division and Combination. This Warrant may be divided or combined with other Warrants with the same terms and conditions upon presentation hereof at the aforesaid office or agency of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by Holder. Subject to compliance with Section 3.1, as to any Transfer that may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

      3.3 Expenses. The Company shall prepare, issue and deliver at its own cost and expense (other than transfer taxes) the new Warrant or Warrants under this Section 3.

      3.4 Maintenance of Books. The Company agrees to maintain, at its aforesaid office or agency, books for the registration of Transfer of the Warrants.

4. ADJUSTMENTS. The number of Shares for which this Warrant is exercisable, or the price at which such Shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this
Section 4. The Company shall give each Holder notice of any event described below, which requires an adjustment pursuant to this Section 4 at the time of such event.

      4.1   Distributions, Subdivisions and Combinations. If, at any time, the
Company:

      (a) takes a record of Holders of its Shares for the purpose of entitling them to receive a distribution payable in, or other distribution of, Additional Shares,

      (b)   subdivides its outstanding Shares into a larger number of Shares, or

      (c)   combines its outstanding Shares into a smaller number of Shares,

then (i) the number of Shares for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of Shares that a record holder of the same number of Shares for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (ii) the Exercise Price shall be adjusted to equal (A) the Exercise Price multiplied by the number of Shares for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of Shares for which this Warrant is exercisable immediately after such adjustment; provided that if any adjustment would reduce the Exercise Price to below the par value of the Shares, the Company will first reduce the par value to below such adjusted Exercise Price.

      4.2 Certain Other Distributions. If at any time the Company takes a record of Holders of its Shares for the purpose of entitling them to receive any distribution of:

      (a) any evidences of its indebtedness, or any other securities of any nature whatsoever (other than Additional Shares), or

      (b) any Options to subscribe for or purchase any evidences of its indebtedness, or any other securities of any nature whatsoever (other than Additional Shares),

then (i) the number of Shares for which this Warrant is exercisable shall be adjusted to equal the product of the number of Shares for which this Warrant is exercisable immediately prior to such adjustment multiplied by a fraction (A) the numerator of which shall be the Current Market Price per Share at the date of taking such record and (B) the denominator of which shall be such Current Market Price per Share minus the amount allocable to one Share of the fair value (as determined in good faith by the Board and supported by an opinion from an Independent Financial Expert) of any and all such evidences of indebtedness, Shares, other securities or property or warrants or other subscription or purchase rights so distributable, and (ii) the Exercise Price shall be adjusted to equal (A) the Exercise Price multiplied by the number of Shares for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of Shares for which this Warrant is exercisable immediately after such adjustment; provided that if any adjustment would reduce the Exercise Price to below the par value of the Shares, the Company will first reduce the par value to below such adjusted Exercise Price. A reclassification of the Shares into Shares of any other class of equity shall be deemed a distribution by the Company to Holders of its Shares of such shares or Shares of such other class of equity within the meaning of this Section 4.2 and, if the outstanding Shares shall be changed into a larger or smaller number of Shares as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding Shares within the meaning of Section 4.1.

      4.3 Issuance of Additional Shares. If at any time Company (except as hereinafter provided) issues or sells any Additional Shares other than Permitted Shares, in exchange for consideration in an amount per Additional Share less than the Current Market Price at the time the Additional Shares are issued, then
(a) the Exercise Price for which this Warrant is exercisable shall be reduced to a price equal to the price obtained by multiplying (i) the Exercise Price in effect immediately prior to the issuance of such Additional Shares by (ii) a fraction of which (x) the numerator equals the sum of (i) the number of Fully Diluted Outstanding Shares immediately prior to such issue or sale and (ii) the number of additional Shares that the aggregate consideration received by Company upon such issue or sale would purchase at the Current Market Price in effect immediately prior to such issuance and (y) the denominator equals the total number of Shares outstanding immediately after such issue or sale; provided that if any adjustment would reduce the Exercise Price to below the par value of the Shares, the Company will first reduce the par value to below such adjusted Exercise Price; and (b) the number of Shares for which this Warrant is exercisable shall be adjusted to equal the product obtained by multiplying the Exercise Price in effect immediately prior to such issue or sale by the number of Shares for which this Warrant is exercisable immediately prior to such issue or sale and dividing the product thereof by the Exercise Price resulting from the adjustment made pursuant to clause (i) above.

      4.4 Issuance of Warrants or Other Rights. If at any time Company shall take a record of Holders of its Shares for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger where Company is the surviving corporation) issue or sell, any warrants or other rights to subscribe for or purchase any Additional Shares or any Convertible Securities other than Permitted Shares, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per Share for which Shares are issuable upon the exercise of such Warrants or other rights or upon conversion or exchange of such Convertible Securities shall be less than the Exercise Price in effect immediately prior to the time of such issue or sale, then the number of Shares for which this Warrant is exercisable and the Exercise Price shall be adjusted as provided in Section
4.3 on the basis that the maximum number of Additional Shares issuable pursuant to all such warrants or other rights or necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding and Company shall have received all of the consideration payable therefor, if any, as of the date of the actual issuance of the number of Shares for which this Warrant is exercisable and such warrants or other rights; provided that if any adjustment would reduce the Exercise Price to below the par value of the Shares, the Company will first reduce the par value to below such adjusted Exercise Price. No further adjustments of the Exercise Price shall be made upon the actual issue of such Shares or of such Convertible Securities upon exercise of such warrants or other rights or upon the actual issue of such Shares upon such conversion or exchange of such Convertible Securities.

      4.5 Issuance of Convertible Securities. If at any time Company shall take a record of Holders of its Shares for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger where Company is the surviving corporation) issue or sell, any Convertible Securities other than Permitted Shares, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per Share for which Shares are issuable upon such conversion or exchange shall be less than the Exercise Price in effect immediately prior to the time of such issue or sale, then the number of Shares for which this Warrant is exercisable and the Exercise Price shall be adjusted as provided in Section 4.3 on the basis that the maximum number of Additional Shares necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding and Company shall have received all of the consideration payable therefor, if any, as of the date of actual issuance of such Convertible Securities; provided that if any adjustment would reduce the Exercise Price to below the par value of the Shares, the Company will first reduce the par value to below such adjusted Exercise Price. No adjustment of the number of Shares for which this Warrant is exercisable and the Exercise Price shall be made under this Section 4.5 upon the issuance of any Convertible Securities that are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to Section 4.4. No further adjustments of the number of Shares for which this Warrant is exercisable and the Exercise Price shall be made upon the actual issue of such Shares upon conversion or exchange of such Convertible Securities and, if any issue or sale of such Convertible Securities is made upon exercise of any warrant or other right to subscribe for or to purchase any such Convertible Securities for which adjustments of the number of Shares for which this Warrant is exercisable and the Exercise Price have been or are to be made pursuant to other provisions of this Section 4, no further adjustments of the number of Shares for which this Warrant is exercisable and the Exercise Price shall be made by reason of such issue or sale.

      4.6 Superseding Adjustment. If, at any time after any adjustment of the number of Shares for which this Warrant is exercisable and the Exercise Price has been made pursuant to Section 4.4 or Section 4.5 as the result of any issuance of warrants, rights or Convertible Securities:

      (a) such warrants or rights, or the right of conversion or exchange in such other Convertible Securities, shall expire, and all or a portion of such warrants or rights, or the right of conversion or exchange with respect to all or a portion of such other Convertible Securities, as the case may be, shall not have been exercised, or

      (b) the consideration per Share for which Shares are issuable pursuant to such warrants or rights, or the terms of such other Convertible Securities, shall be increased solely by virtue of provisions therein contained for an automatic increase in such consideration per Share upon the occurrence of a specified date or event, then for each outstanding Warrant such previous adjustment shall be rescinded and annulled and the Additional Shares that were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation. Thereupon, a recomputation shall be made of the effect of such rights or options or other Convertible Securities on the basis of:

            (i) treating the number of Additional Shares or other property, if any, theretofore actually issued or issuable pursuant to the previous exercise of any such warrants or rights or any such right of conversion or exchange, as having been issued on the date or dates of any such exercise and for the consideration actually received and receivable therefor, and

            (ii) treating any such warrants or rights or any such other Convertible Securities that then remain outstanding as having been granted or issued immediately after the time of such increase of the consideration per Share for which Shares or other property are issuable under such warrants or rights or other Convertible Securities, whereupon a new adjustment of the number of Shares for which this Warrant is exercisable and the Exercise Price shall be made, which new adjustment shall supersede the previous adjustment so rescinded and annulled.

4.7 Other Provisions Applicable to Adjustments under this Section. The following provisions shall be applicable to making adjustments to the number of Shares for which this Warrant is exercisable and the Exercise Price provided for in this Section 4:

      (a) Computation of Consideration. To the extent that any Additional Shares or any Convertible Securities or any warrants or other rights to subscribe for or purchase any Additional Shares or any Convertible Securities are issued for cash consideration, the consideration received by Company therefor shall be the amount of the cash received by Company therefor, or, if such Additional Shares or Convertible Securities are offered by Company for subscription, the subscription price, or, if such Additional Shares or Convertible Securities are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price (in any such case subtracting any amounts paid or receivable for accrued interest or accrued distributions and without taking into account any compensation, discounts or expenses paid or incurred by Company for and in the underwriting of, or otherwise in connection with, the issuance thereof). To the extent that such issuance is for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair market value of such consideration at the time of such issuance as determined in good faith by the Board and supported by an opinion from an Independent Financial Expert. In case any Additional Shares or any Convertible Securities or any warrants or other rights to subscribe for or purchase such Additional Shares or Convertible Securities shall be issued in connection with any merger where Company issues any securities, the amount of consideration therefor shall be deemed to be the fair market value, as determined in good faith by the Board and supported by an opinion from an Independent Financial Expert of such portion of the assets and business of the nonsurviving corporation as the Board in good faith shall determine to be attributable to such Additional Shares, Convertible Securities, warrants or other rights, as the case may be. The consideration for any Additional Shares issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received by Company for issuing such warrants or other rights plus the additional consideration payable to Company upon exercise of such warrants or other rights. The consideration for any Additional Shares issuable pursuant to the terms of any Convertible Securities shall be the consideration received by Company for issuing warrants or other rights to subscribe for or purchase such Convertible Securities, plus the consideration paid or payable to Company in respect of the subscription for or purchase of such Convertible Securities, plus the additional consideration, if any, payable to Company upon the exercise of the right of conversion or exchange in such Convertible Securities. If any Additional Shares or Convertible Securities are issued at any time in payment or satisfaction of any distributions upon any class of Shares other than Shares, Company shall be deemed to have received for such Additional Shares or Convertible Securities a consideration equal to the amount of such distribution so paid or satisfied.

      (b)   When Adjustments to Be Made. The adjustments required by this
Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any adjustment of the number of Shares for which this Warrant is exercisable that would otherwise be required may be postponed (except in the case of a subdivision or combination of the Shares, as provided for in Section 4.1) up to, but not beyond the date of exercise if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than 1% of the Shares for which this Warrant is exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) that is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 4 and not previously made, would result in a minimum adjustment on the date of exercise. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

      (c) Fractional Interests. In computing adjustments under this Section 4, fractional interests in Shares shall be taken into account to the nearest 1/10th of a Share.

      (d) When Adjustment Not Required. If the Company takes a record of holders of its Shares for the purpose of entitling them to receive a distribution or subscription or purchase rights and, thereafter and before the distribution to holders thereof, legally abandons its plan to pay or deliver such distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

      (e) Challenge to Good Faith Determination. Whenever the Board is required to make a determination in good faith of the fair market value of any item under this Section 4, the Majority Holders may challenge such determination in good faith, and an Independent Financial Expert shall resolve any such dispute.

      4.8 Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. If the Company reorganizes its capital, reclassifies its capital securities, consolidates or merges with or into another Person (where the Company is not the surviving Person or where there is a change in or distribution with respect to the Shares of the Company), or sells, transfers or otherwise disposes of all or substantially all its property, assets or business to another Person and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, Shares or stock of the successor or acquiring Person, or any cash, units or shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of the units or shares of stock of the successor or acquiring Person ("Other Property"), are to be received by or distributed to Holders of the Shares of the Company, then each Holder shall have the right thereafter to receive, upon exercise of a Warrant, the number of Shares, units or shares of stock of the successor or acquiring Person or of the Company, if it is the surviving Person, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of Shares for which this Warrant is exercisable immediately prior to such event. If any such reorganization, reclassification, merger, consolidation or disposition of assets occurs, the successor or acquiring Person (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by the Board and supported by an opinion from an Independent Financial Expert) in order to provide for adjustments of the Shares for which this Warrant is exercisable, which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 4. For purposes of this Section 4.8, "units or shares of stock of the successor or acquiring Person" includes units or shares of stock of such Person of any class that is not preferred as to distributions or assets over any other class of units or shares of stock of such corporation and that is not subject to redemption and shall also include any evidences of indebtedness, units or shares of stock or other securities that are convertible into or exchangeable for any such units or shares of stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such units or shares of stock. The foregoing provisions of this Section 4.8 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations, or disposition of assets.

5.    NOTICES TO WARRANT HOLDERS

      5.1 Notice of Adjustments. Whenever the number of Shares for which this Warrant is exercisable, or whenever the price at which such Shares may be purchased upon exercise of the Warrants, is adjusted pursuant to Section 4, the Company shall prepare a certificate to be executed by its chief financial officer, if any, or its principal financial officer(s) in case there is no chief financial officer, setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which the Board determined the fair market value of any evidences of indebtedness, Shares or stock, other securities or property or warrants or other subscription or purchase rights referred to in Section 4.2), specifying the number of Shares for which this Warrant is exercisable and describing the number and kind of any other Shares or Other Property for which this Warrant is exercisable, and any change in the purchase price or prices thereof, after giving effect to such adjustment or change. The Company shall promptly cause a signed copy of such certificate to be delivered to each Holder in accordance with Section 15.2. The Company shall keep at its office or agency designated pursuant to Section 12 copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any Holder or any prospective purchaser of a Warrant designated by a Holder thereof.

      5.2   Notice of Company Action. If at any time:

      (a) the Company takes a record of Holders of its Shares for the purpose of entitling them to receive a distribution of any type including cash, property, or any right to subscribe for or purchase any evidences of its indebtedness, any Shares of any class or series or any other securities or property, or to receive any other right, or

      (b) there is any capital reorganization of the Company, any reclassification or recapitalization of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another business entity not affiliated with the Company, or

      (c) there is a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder: (i) at least 20 days' prior written notice of the record date selected for such distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, and (ii) if any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up occurs, at least 20 days' prior written notice of the date when the same shall take place. Such notice also shall specify: (i) the date on which any such record is to be taken for the purpose of such distribution or right, the date on which Holders of Shares shall be entitled to any such distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which Holders of Shares shall be entitled to exchange their Shares for securities or other property deliverable upon such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up. Each such written notice shall be deemed sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 15.2.

6. NO IMPAIRMENT. The Company shall not by any action, including, without limitation, through any amendment to its Articles of Incorporation through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in carrying out all such actions as may be reasonably necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Shares upon the exercise of this Warrant, and (b) use its reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

7.    RESERVATION AND AUTHORIZATION OF COMMON SHARES. From and after the
Closing Date, the Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued Shares as will be sufficient to permit the exercise in full of all outstanding Warrants. All Shares, when issued upon exercise of any Warrant and payment therefor in accordance with the terms of such Warrant, shall be duly and validly issued and fully paid and nonassessable, and not subject to preemptive rights.

      Before taking any action that would result in an adjustment in the number of Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

      If any Shares required to be reserved for issuance upon exercise of Warrants require registration or qualification with any governmental authority or other governmental approval or filing under any federal or state law before such Shares may be so issued, the Company will in good faith and as expeditiously as possible and at its expense endeavor to cause such Shares to be duly registered.

8. TAKING OF RECORD; COMMON SHARES AND WARRANT TRANSFER BOOKS. In the case of all distributions by the Company to Holders of its Shares with respect to which any provision of Section 4 refers to the taking of a record of such holders, the Company will in each such case take such a record as of the close of business on a Business Day. The Company will not at any time, except upon dissolution, liquidation or winding up of the Company, close its transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

9. RESTRICTIVE LEGEND. This Warrant and any Warrant issued upon transfer or partial exercise of this Warrant shall be imprinted with the following legend, in addition to any legend required under applicable state securities laws:

            "THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR OTHERWISE ASSIGNED IN VIOLATION OF SUCH ACT AND LAWS OR THE PROVISIONS OF THIS WARRANT."

            "THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF ARE SUBJECT TO ADDITIONAL AGREEMENTS SET FORTH IN A REGISTRATION RIGHTS AGREEMENT, BY AND AMONG THE PARTIES THERETO. A COPY OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."

Each Share certificate representing Warrant Shares shall bear the following legend:

      "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR OTHERWISE ASSIGNED IN VIOLATION OF SUCH ACT AND LAWS OR THE PROVISIONS OF THIS WARRANT."

      "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO ADDITIONAL AGREEMENTS SET FORTH IN A REGISTRATION RIGHTS AGREEMENT, BY AND AMONG THE PARTIES THERETO. A COPY OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."

Upon request of the holder of a Share certificate, the Company shall issue to that holder a new certificate free of the foregoing legend, if, with such request, such holder provides the Company with an opinion of counsel (including in-house counsel) reasonably acceptable to the Company to the effect that the securities evidenced by such certificate may be sold without restriction under Rule 144 (or any other rule permitting resales of securities without restriction) promulgated under the Securities Act.

10. SUPPLYING INFORMATION. The Company shall cooperate with each Holder of a Warrant and each holder of Warrant Shares in supplying such information as may be reasonably necessary for such holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale or transfer of any Warrant or Warrant Shares.

11. LOSS OR MUTILATION. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant (which evidence shall be, in the case of an institutional investor, registration of such Holder on the books of the Company, notice from such institutional investor of such ownership and such loss, theft, destruction or mutilation), and

      (a) in the case of loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company (provided that if the Holder of such Warrant has a minimum net worth of at least $500,000, such Holder's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

      (b) in the case of mutilation, upon surrender and cancellation thereof, the Company at its own expense shall execute and deliver, in lieu thereof, a new Warrant, dated the date of the original Warrant.

12. OFFICE OF THE COMPANY. As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency (which may be the principal executive offices of the Company) where a registry showing the name and address of the Holder will be kept, and the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant. The Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

13.   SECURITIES ACT MATTERS.

      13.1 Representations and Warranties of Holder. The Holder hereby represents and warrants to the Company as of the date hereof that:

      (a) it is acquiring this Warrant and, upon exercise of this Warrant, the Warrant Shares, for its own account, without a view to the distribution thereof.

      (b) it is an "accredited investor" within the meaning of Regulation D, promulgated by the Commission pursuant to under the Securities Act.

      13.2 Representations and Warranties of the Company. The Company represents and warrants to Holder as of the date hereof and on the date of issuance of any additional rights to additional Warrant Shares that:

      (a) The Company is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation or organization and has the requisite corporate or similar power and authority to own and operate its properties and assets and to carry on its business as presently conducted.

      (b) The Company has the requisite corporate power and authority and has taken the requisite corporate action, necessary in order to execute, deliver and perform its obligations under this Warrant. The Warrant has been duly executed and delivered by the Company the Warrant (assuming due and valid authorization, execution and delivery hereof by the counterparties hereto) constitutes the valid and binding obligation of the Company and is enforceable against the Company, in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

      (c) The authorized capital stock of the Company consists of one hundred forty million (140,000,000) shares of common stock, par value $0.001 per share, and ten million (10,000,000) shares of preferred stock, par value $0.001 per share. There are no shares of any other class or series of stock authorized by the Company's Articles of Incorporation, as amended. As of the date hereof, there are thirty one million three hundred forty two thousand seven hundred thirty eight (31,342,738) Shares issued and outstanding and no Shares are held as treasury stock. As of the date hereof and after giving effect to the issuance of any other Shares pursuant to any other Rights there are fifty four million ninety nine thousand three hundred twenty eight (54,099,328) Fully Diluted Outstanding Shares. The authorization, execution and delivery of the Warrant, and the performance by the Company of its obligations under the Warrant, including the issuance of the Warrants in accordance with this Warrant or the issuance of Shares upon exercise of the Warrants in accordance with the terms hereof, will not result in or trigger any adjustment or modification of the rights of any holder of outstanding Rights, including without limitation any anti-dilution provisions relating to such securities. All of the outstanding Shares are duly authorized, validly issued, fully paid and non-assessable. All Warrant Shares, when issued in accordance with the terms of the Warrants and for the consideration contemplated thereby, which is not less per share than the par value thereof, will be duly authorized, validly issued fully paid and non-assessable. Except as set forth in this Section or in Schedule 13.2(c), there are no existing (i) Rights, agreements, arrangements or commitments of any character obligating the Company to issue, transfer or sell any shares of capital stock or other equity interest in, the Company or securities convertible into or exchangeable for such shares or equity interests; (ii) contractual obligations of the Company to repurchase, redeem or otherwise acquire any capital stock of the Company (except for any cashless exercise provisions that are substantially similar to those set forth in the Warrant); or (iii) stockholder agreements, registration rights agreements, stock transfer restriction agreements (other than restrictions arising in connection with the Securities Act), voting trusts or similar agreements to which the Company or, to the knowledge of the Company, any other person is a party with respect to Common Stock.

      (d) Except as set forth in Schedule 13.2(d), neither the execution, delivery or performance of any the Warrant by the Company, nor the consummation by it of the obligations and transactions contemplated hereby (including, without limitation, the issuance, the reservation for issuance and the delivery of the Warrant Stock) requires any consent of, authorization by, exemption from, filing with or notice to any governmental authority or any other Person, excluding the Company or any Holder, but including, without limitation, any stock exchange or quotation system on which the Common Stock is listed or traded.

      (e) The execution, delivery and performance of the Warrant and the consummation of the transactions contemplated hereby (including, without limitation, the issuance and reservation for issuance, as applicable, of the Warrant Stock) will not (i) result in a violation of the certificate of incorporation or bylaws of the Company, in each case as amended, (ii) conflict with or result in the breach of the terms, conditions or provisions of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give rise to any right of termination, acceleration or cancellation under, any material contract to which the Company or any Subsidiary is a party, (iii) assuming the accuracy of the representations and warranties set forth in Section 3.1 of the Warrant, result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, U.S. federal and state securities laws and regulations) applicable to the Company or any Subsidiary or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iv) result in the creation of any material Lien (as defined in the Credit Agreement) upon any of their assets.

      (f) Assuming the truth and accuracy of Holder's representations and warranties contained in Section 13.1, the issuance of this Warrant and the issuance of Warrant Shares pursuant to this Warrant are exempt from the registration and prospectus delivery requirements of the Securities Act.

      (g) The Company agrees that neither it nor any Person acting on its behalf has offered or will offer this Warrant or the Warrant Shares or any part thereof or any similar securities for issue or sale to, or has solicited or will solicit any offer to acquire any of the same from, any Person so as to bring the issuance and sale of this Warrant or the Warrant Shares hereunder within the provisions of the registration and prospectus delivery requirements of the Securities Act.

14.   SHAREHOLDER AND BUSINESS INFORMATION

      14.1 Shareholder Documents. At the request of the Holder, at any time after the Credit Agreement has been terminated, Company shall deliver to the Holder simultaneously with any distribution of any document to the shareholders of the Company generally, any such document so distributed.

      14.2 Access. Except to the extent it would constitute a Privilege Waiver, the Company shall permit Holders, who together with their Affiliates, own Warrants to acquire a number of shares of Warrant Stock constituting more than 4.0% of the then outstanding Shares, reasonable access, upon reasonable advance notice, to the Holder, the Affiliates of the Holder and each of their respective officers, employees, advisors, counsel and other authorized representatives, during normal business hours, to all of the books, records and properties of the Company and its Subsidiaries and all of the officers and employees of the Company and such Subsidiaries.

      14.3 Board Rights. At any time that the Credit Agreement has been terminated, if requested by a majority-in-interest of the Holders at any time when the Holders so requesting, together with their Affiliates, in the aggregate, own Warrants to acquire more than 4.0% of the then outstanding Shares, the Company shall give such Holders all notices of (in the same manner as notice is given to directors), and permit one Person designated by a majority-in-interest of such Holders of all Warrants to attend as observer (the "Board Observer"), all meetings of the Company's Board of Directors and all executive and other committee meetings of the Board of Directors. If requested by such Holders, the Company shall provide to the Board Observer, the same information concerning the Company, and access thereto, provided to the members of the Company's Board of Directors and such committees; provided, that the Board Observer shall not be entitled to participate in a meeting or receive any information to the extent such meeting or information relates to the Company's arrangements with the Holders (or their Affiliates) or to the extent it would constitute a Privilege Waiver. The reasonable travel expenses incurred by the Board Observer in attending any board or committee meetings shall be reimbursed by the Company to the extent consistent with the Company's then existing policy of reimbursing directors generally for such expenses. The Holders rights under this Section 14.3 shall terminate at any time when the Holders do not, together with their Affiliates, in the aggregate, own Warrants to acquire more than 4.0% of the then outstanding Shares.

15.   MISCELLANEOUS

      15.1 Nonwaiver and Expenses. If either party (the "Defaulting Party") fails to comply with any provision of this Warrant, it shall pay to the other party such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by the other party in enforcing any of its rights, powers or remedies hereunder. No course of dealing or any delay or failure to exercise any right hereunder on the part of a party shall operate as a waiver of such right or otherwise prejudice its rights, powers or remedies.

      15.2 Notice Generally. Any notice, demand, request, consent, approval, declaration, delivery or other communication to be made pursuant to the provisions of this Warrant shall be deemed sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, or by facsimile and confirmed by facsimile answerback, addressed as follows:

      (a) If to any Holder or holder of Warrant Shares, at its last known address appearing on the books of the Company maintained for such purpose.

      (b)   If to the Company at:

                   Baseline Oil and Gas Corp.
                   11811 North Freeway, Suite 200
                   Houston, Texas 77060
                   Attention:  Thomas R. Kaetzer

or at such address as may be substituted by written notice given as herein provided. The party entitled to receive any notice required hereunder may waive such notice in writing. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, faxed and confirmed by fax answerback, or three (3) Business Days after the same shall have been deposited in the United States mail. Notice by electronic mail shall not constitute effective notice hereunder.

      15.3 Successors and Assigns. Subject to the provisions of Sections 3.1, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of Holder (provided that this Warrant would otherwise be eligible for Transfer to such successor or assign). This Warrant and all rights evidenced hereby may be transferred by Holder to any Person in accordance with law, including without limitation, the Securities Act.

      15.4 Remedies. Each Holder of a Warrant or Warrant Shares, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under Section 11 of this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by the Company of the provisions of Section 11 of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

      15.5 Amendment. This Warrant and all other Warrants may be modified or amended or the provisions hereof waived with the written consent of the Company and the Majority Holders; provided that no such Warrant may be modified or amended to reduce the number of Shares for which such Warrant is exercisable or to increase the price at which such Shares may be purchased upon exercise of such Warrant (before giving effect to any adjustment as provided therein) without the prior written consent of the Holder thereof.

      15.6 Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

      15.7 Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, affect the meaning or interpretation of this Warrant.

      15.8 Governing Law. This Warrant shall be governed by the laws of the State of New York, without regard to the provisions thereof relating to conflict of laws.

      15.9 Facsimile Signature. The signature on this Warrant may be delivered by telecopy, facsimile or other electronic transmission, with original signature page to be subsequently substituted therefor.

      15.10 Non-Survival. The parties hereby agree that all the provisions of this Warrant shall terminate and be of no further force or effect on the earlier of the exercise in full of this Warrant and the Expiration Date.

      15.11 Counterparts. This Warrant may be executed in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                            [Signature page follows.]

      IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer.

Dated: Effective as of April 12, 2007

                                       BASELINE OIL AND GAS CORP.


                                       By: /s/  Thomas R. Kaetzer
                                           ------------------------------------
                                           Thomas R. Kaetzer
                                           Chairman and Chief Executive Officer


                         SIGNATURE PAGE TO WARRANT A-2

                                    D. B. ZWIRN SPECIAL OPPORTUNITIES FUND, L.P.

                                    By: D.B. Zwirn Partners, LLC,
                                        its general partner

                                        By:
                                            ------------------------------------

                                        Name:
                                              ----------------------------------

                                        Title:
                                               ---------------------------------


                         SIGNATURE PAGE TO WARRANT A-2

                                    EXHIBIT A
                                SUBSCRIPTION FORM

                 [To be executed only upon exercise of Warrant]

      The undersigned registered Holder of the attached Warrant irrevocably elects to exercise such Warrant for purchase of ____________ Shares of Baseline Oil and Gas Corp., a Nevada corporation, and [herewith makes payment therefor, all at the price] [hereby elects to make a cashless exercise pursuant to Section
2.2 of the Warrant] and on the terms and conditions specified in this Warrant and requests that certificates for the Shares hereby purchased (and any securities or property issuable upon such exercise) to be issued in the name of the undersigned and delivered to the undersigned as follows:

               Name                                     Address
               ----                                     -------


      If the certificates representing the Shares being purchased pursuant hereto are to be registered in a name or names other than the name of the holder of this Warrant, all transfer taxes payable upon such transfer shall be paid by the undersigned at the time of delivering the notice of exercise and such request.

      The undersigned acknowledges that each certificate for Warrant Shares issued upon exercise of the Warrant shall bear a legend to the effect that such Warrant Shares may not be transferred except upon compliance with the provisions of the Securities Act and applicable state securities laws, and each certificate for Warrant Shares transferred shall bear such a legend unless, in the opinion of counsel for the Company, such legend is not required.

      If the number of Shares shall not be all the Warrant Shares purchasable under this Warrant, a new Warrant of like tenor is to be issued in the name of and delivered to the undersigned for the remaining balance of the Shares purchasable thereunder. Capitalized terms used herein but not defined herein shall have the meanings set forth for such terms in the attached Warrant.


                    ------------------------------------------------------------
                    (Name of Registered Owner)


                    ------------------------------------------------------------
                    (Signature of Registered Owner)


                    ------------------------------------------------------------
                    (Street Address)


                    ------------------------------------------------------------
                    (City)                  (State)                   (Zip Code)

NOTICE: The signature on this subscription must correspond with the names as written upon the face of the attached Warrant.


                                    Exhibit A

                                    EXHIBIT B

                                 ASSIGNMENT FORM

      FOR VALUE RECEIVED the undersigned registered Holder of the attached Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under such Warrant, with respect to the number of Shares set forth below:

      Name and Address of Assignee                   No. of Shares
---------------------------------------      -----------------------------------


and does hereby irrevocably constitute and appoint _______________ attorney-in-fact to register such transfer on the books of Baseline Oil and Gas Corp., with full power of substitution in the premises.

      If the number of Shares is not all of the Warrant Shares represented by the Warrant, a new Warrant of like tenor is to be issued in the name of and delivered to the undersigned for the balance remaining of the Shares represented by such Warrant.

      Capitalized terms used herein but not defined herein shall have the meanings set forth for such terms in the attached Warrant.

Dated:                                       Print Name:
       --------------------                              -----------------------

                                             Signature:
                                                        ------------------------

                                             Witness:
                                                      --------------------------

NOTICE: The signature on this assignment must correspond with the name as written upon the face of the attached Warrant.


                                   Exhibit B

                                Schedule 13.2(c)

                                 CAPITALIZATION

(i)   As of the date hereof, there are currently outstanding:

      o     Options to purchase 10,745,000 shares of common stock of the Company
      o     Warrants to purchase 4,074,090 shares of common stock of the Company
      o Convertible Notes which are convertible unto 4,937,500 shares of common stock of the Company

(ii)  None

(iii) All holders of options and warrant to purchase shares of common stock of the Company, and all holders of the Company's Convertible Notes, have piggy-back registration rights. The Company has satisfied its registration rights obligation to those investors in its February 2006 offering, to the holders of the Company's Convertible Notes and certain option holders and warrant holders by filing its Registration Statement which was deemed effective as of October 20, 2006 and continues to be effective as of the date hereof.

                                Schedule 13.2(c)